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                       SUPPLEMENT DATED JUNE 24, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                      GE CAPITAL LIFE SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

An application has been filed with the Securities and Exchange Commission (the "SEC") for an order permitting the substitution of shares of the GE Investments Funds, Inc. -- Global Income Fund (the "Existing Portfolio") with shares of the Franklin Templeton Variable Insurance Products Trust -- Templeton Global Income Securities Fund -- Class 1 Shares (the "Replacement Portfolio"). Both investment options will be available to all contract owners until an Order is granted by the SEC. If an Order is granted, information will be sent to all contract owners regarding the "Exchange Date" on which the Existing Portfolio will be removed as an investment option and substituted with the Replacement Portfolio.

If an order is granted, GE Life and Annuity Assurance Company anticipates the established Exchange Date will be at least 30 days, but not more than 60 days from the date the Order is granted. Should the Order be granted, any assets remaining in the Existing Portfolio will be transferred to the Replacement Portfolio. If we make such a transfer, this transfer will not be considered a transfer for the purpose of calculating the number of transfers that may permitted without invoking our right to assess a transfer charge or for calculating the number of transfers permitted per calendar year by U.S. Mail, overnight delivery service, Internet, voice response, telephone or facsimile.

Should you decide to transfer assets from the Existing Portfolio to the Replacement Portfolio, transfers made from the Existing Portfolio will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, overnight delivery service, Internet, voice response, telephone or facsimile will still apply. Likewise, for 30 days after the Exchange Date, transfers from the Replacement Portfolio to any other available portfolio will not be considered a transfer for the purpose of calculating the number of transfers that may be made each calendar year without invoking our right to assess a transfer charge. However, the restrictions on transfers regarding the number of transfers that may be made each calendar year by U.S. Mail, overnight delivery service, Internet, voice response, telephone or facsimile will still apply.